UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 27, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated October 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-D)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-125022-01                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-D pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On December 27, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 27, 2005 as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              Centex Home Equity Loan Trust 2005-D
              Centex Home Equity Loan Asset-Backed Certificates, Series 2005-D

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity, but solely as Trustee under the Agreement referred to herein


                   By:  /s/ Mark W. McDermott
                   --------------------------------------------
                 Name:  Mark W. McDermott
                Title:  Vice President

                 Date:  December 29, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders December 27, 2005



Exhibit 99.1
Statement to Certificateholders December 27, 2005



                      Centex Home Equity Loan Trust 2005-D
                         STATEMENT TO CERTIFICATEHOLDERS
                                 December 27, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1        101,700,000.00    95,884,415.87    4,152,418.78      402,714.55    4,555,133.33       0.00     0.00      91,731,997.09
AF2         19,290,000.00    19,290,000.00            0.00       79,410.50       79,410.50       0.00     0.00      19,290,000.00
AF3         26,430,000.00    26,430,000.00            0.00      111,116.13      111,116.13       0.00     0.00      26,430,000.00
AF4         24,310,000.00    24,310,000.00            0.00      106,761.42      106,761.42       0.00     0.00      24,310,000.00
AF5         54,020,000.00    54,020,000.00            0.00      251,643.17      251,643.17       0.00     0.00      54,020,000.00
AF6         28,000,000.00    28,000,000.00            0.00      122,150.00      122,150.00       0.00     0.00      28,000,000.00
AV1        342,200,000.00   331,359,920.68   19,928,808.25    1,266,899.43   21,195,707.68       0.00     0.00     311,431,112.43
AV2        195,050,000.00   195,050,000.00            0.00      773,481.61      773,481.61       0.00     0.00     195,050,000.00
M1          47,000,000.00    47,000,000.00            0.00      193,065.56      193,065.56       0.00     0.00      47,000,000.00
M2          32,500,000.00    32,500,000.00            0.00      134,369.44      134,369.44       0.00     0.00      32,500,000.00
M3          22,500,000.00    22,500,000.00            0.00       93,425.00       93,425.00       0.00     0.00      22,500,000.00
M4          17,000,000.00    17,000,000.00            0.00       72,552.22       72,552.22       0.00     0.00      17,000,000.00
M5          17,000,000.00    17,000,000.00            0.00       73,005.56       73,005.56       0.00     0.00      17,000,000.00
M6          15,500,000.00    15,500,000.00            0.00       67,390.56       67,390.56       0.00     0.00      15,500,000.00
M7          16,000,000.00    16,000,000.00            0.00       78,180.94       78,180.94       0.00     0.00      16,000,000.00
B1          14,500,000.00    14,500,000.00            0.00       73,355.32       73,355.32       0.00     0.00      14,500,000.00
B2          11,000,000.00    11,000,000.00            0.00       61,981.26       61,981.26       0.00     0.00      11,000,000.00
B3          12,000,000.00    12,000,000.00            0.00       69,688.61       69,688.61       0.00     0.00      12,000,000.00
R                    0.00             0.00            0.00            0.00            0.00       0.00     0.00               0.00
TOTALS     996,000,000.00   979,344,336.55   24,081,227.03    4,031,191.28   28,112,418.31       0.00     0.00     955,263,109.52
XIO      1,000,297,521.14   984,953,772.14            0.00           31.82           31.82       0.00     0.00     962,993,477.05
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CURRENT
                       BEGINNING                                                        ENDING                      PASS-THRU
CLASS     CUSIP        PRINCIPAL        PRINCIPAL       INTEREST        TOTAL          PRINCIPAL          CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1      152314PD6      942.81628191   40.83007650     3.95982842   44.78990492      901.98620541         AF1         5.040000 %
AF2      152314PE4    1,000.00000000    0.00000000     4.11666667    4.11666667    1,000.00000000         AF2         4.940000 %
AF3      152314PF1    1,000.00000000    0.00000000     4.20416686    4.20416686    1,000.00000000         AF3         5.045000 %
AF4      152314PG9    1,000.00000000    0.00000000     4.39166680    4.39166680    1,000.00000000         AF4         5.270000 %
AF5      152314PH7    1,000.00000000    0.00000000     4.65833340    4.65833340    1,000.00000000         AF5         5.590000 %
AF6      152314PJ3    1,000.00000000    0.00000000     4.36250000    4.36250000    1,000.00000000         AF6         5.235000 %
AV1      152314PK0      968.32238656   58.23731224     3.70221926   61.93953150      910.08507431         AV1         4.301250 %
AV2      152314PL8    1,000.00000000    0.00000000     3.96555555    3.96555555    1,000.00000000         AV2         4.461250 %
M1       152314PM6    1,000.00000000    0.00000000     4.10777787    4.10777787    1,000.00000000         M1          4.621250 %
M2       152314PN4    1,000.00000000    0.00000000     4.13444431    4.13444431    1,000.00000000         M2          4.651250 %
M3       152314PP9    1,000.00000000    0.00000000     4.15222222    4.15222222    1,000.00000000         M3          4.671250 %
M4       152314PQ7    1,000.00000000    0.00000000     4.26777765    4.26777765    1,000.00000000         M4          4.801250 %
M5       152314PR5    1,000.00000000    0.00000000     4.29444471    4.29444471    1,000.00000000         M5          4.831250 %
M6       152314PS3    1,000.00000000    0.00000000     4.34777806    4.34777806    1,000.00000000         M6          4.891250 %
M7       152314PT1    1,000.00000000    0.00000000     4.88630875    4.88630875    1,000.00000000         M7          5.391250 %
B1       152314PU8    1,000.00000000    0.00000000     5.05898759    5.05898759    1,000.00000000         B1          5.541250 %
B2       152314PV6    1,000.00000000    0.00000000     5.63466000    5.63466000    1,000.00000000         B2          6.041250 %
B3       152314PW4    1,000.00000000    0.00000000     5.80738417    5.80738417    1,000.00000000         B3          6.191250 %
TOTALS                  983.27744634   24.17793879     4.04738080   28.22531959      959.09950755
XIO      N/A            984.66081473    0.00000000     0.00003181    0.00003181      962.70705135         XIO         0.000000 %
---------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, Floor: 6,
                          New York, New York 100042413
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931

               --------------------------------------------------


Sec. 7.09(ii)             Distributions Allocable to Principal

                          Group I
                          Scheduled Monthly Payments                                                          289,632.19
                          Curtailments                                                                        28,953.16
                          Prepayments in Full                                                                 3,468,112.96
                          Loans Repurchased by Seller                                                         0.00
                          Substitution Amounts                                                                0.00
                          Net Liquidation Proceeds                                                            0.00

                          Group II
                          Scheduled Monthly Payments                                                          412,117.99
                          Curtailments                                                                        28,503.09
                          Prepayments in Full                                                                 17,732,975.70
                          Loans Repurchased by Seller                                                         0.00
                          Substitution Amounts                                                                0.00
                          Net Liquidation Proceeds                                                            0.00

                          Group I Subordination Increase Amount                                               2,120,931.94
                          Group I Excess Overcollateralization Amount                                         0.00

Sec. 7.09(iv)             Class Interest Carryover Shortfall
                          Class AF1                                                                           0.00
                          Class AF2                                                                           0.00
                          Class AF3                                                                           0.00
                          Class AF4                                                                           0.00
                          Class AF5                                                                           0.00
                          Class AF6                                                                           0.00
                          Class AV1                                                                           0.00
                          Class AV2                                                                           0.00
                          Class M1                                                                            0.00
                          Class M2                                                                            0.00
                          Class M3                                                                            0.00
                          Class M4                                                                            0.00
                          Class M5                                                                            0.00
                          Class M6                                                                            0.00
                          Class M7                                                                            7,051.17
                          Class B1                                                                            9,062.39
                          Class B2                                                                            13,636.28
                          Class B3                                                                            17,090.02

Sec. 7.09(v)              Class Principal Carryover Shortfall
                          Group I Subordinate Certificates
                          Class M1                                                                            0.00
                          Class M2                                                                            0.00
                          Class M3                                                                            0.00
                          Class M4                                                                            0.00
                          Class M5                                                                            0.00
                          Class M6                                                                            0.00
                          Class M7                                                                            0.00
                          Class B1                                                                            0.00
                          Class B3                                                                            0.00
                          Class B2                                                                            0.00

Sec. 7.09(vi)             Aggregate Loan Balance of Each Group
                          Group I Beginning Aggregate Loan Balance                                            248,420,257.08
                          Group I Ending Aggregate Loan Balance                                               244,633,558.77

                          Group II Beginning Aggregate Loan Balance                                           736,533,515.06
                          Group II Ending Aggregate Loan Balance                                              718,359,918.28

Sec. 7.09(vii)            Overcollateralization
                          Total Overcollateralization Amount                                                  7,730,367.53
                          Total Required Overcollateralization Amount                                         29,008,628.11

Sec. 7.09(viii)           Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)             Substitution Amounts
                          Group I                                                                             0.00
                          Group II                                                                            0.00

Sec. 7.09(ix)             Loan Purchase Price Amounts
                          Group I                                                                             0.00
                          Group II                                                                            0.00

Sec. 7.09(x)              Weighted Average Net Coupon Rate
                          Group I                                                                             8.8910%
                          Group II                                                                            7.0083%

Sec. 7.09(xii)            Monthly Remittance Amount
                          Group I                                                                             5,627,794.29
                          Group II                                                                            22,475,624.01

Sec. 7.09(xiii)           Weighted Average Gross Margin
                          Group II Loans                                                                      5.5293%

Sec. 7.09(xiv)            Largest Loan Balance
                          Group I                                                                             554,404.79
                          Group II                                                                            971,648.69

Sec. 7.09(xv)             Basic Principal Amount
                          Group I                                                                             3,786,698.31
                          Group II                                                                            18,173,596.78

Sec. 7.09(xvi)            Net Wac Cap Carryover Paid
                          Group I                                                                             0.00
                          Group II                                                                            0.00
                          Subordinate                                                                         10,000.00

Sec. 7.09(xvi)            Remaining Net Wac Cap Carryover
                          Group I                                                                             0.00
                          Group II                                                                            0.00
                          Group Subordinate                                                                   36,839.86

Sec. 7.09(xviii)          Net Wac Cap
                          Group I Net WAC Cap                                                                 8.89%
                          Group II Net WAC Cap                                                                6.57%
                          Subordinate Net WAC Cap                                                             6.57%

Sec. 7.09(xix)            Applied Realized Loss Amounts
                          Subordinate Certificates
                          Class M1                                                                            0.00
                          Class M2                                                                            0.00
                          Class M3                                                                            0.00
                          Class M4                                                                            0.00
                          Class M5                                                                            0.00
                          Class M6                                                                            0.00
                          Class M7                                                                            0.00
                          Class B1                                                                            0.00
                          Class B2                                                                            0.00
                          Class B3                                                                            0.00

Sec. 7.09(xx)            Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                Delinquency by Group
                                Group  1
                                Category             Number              Principal Balance     Percentage
                                1 Month                        147         8,189,187.61        3.35 %
                                2 Month                         30         1,636,391.11        0.67 %
                                3 Month                         13           119,158.93        0.05 %
                                Total                          190         9,944,737.65        4.07 %
                                Delinquency by Group
                                Group  2
                                Category             Number              Principal Balance     Percentage
                                1 Month                        157        21,388,006.77        2.98 %
                                2 Month                         53         6,926,446.73        0.96 %
                                3 Month                          5           651,479.76        0.09 %
                                Total                          215        28,965,933.26        4.03 %
                                Delinquency Totals
                                Group Totals
                                Category             Number              Principal Balance     Percentage
                                1 Month                        304        29,577,194.38        3.07 %
                                2 Month                         83         8,562,837.84        0.89 %
                                3 Month                         18           770,638.69        0.08 %
                                Total                          405        38,910,670.91        4.04 %

Sec. 7.09(b)(ii)         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                Foreclosure by Group
                                Group               Number of          Principal Balance         Percentage
                                Number              Loans

                                      1                       13          750,116.40                   0.31%
                                      2                       11          964,365.88                   0.13%
                                Foreclosure Totals
                                Number of            Principal             Percentage
                                Loans                Balance

                                           24         1,714,482.28                0.18%

Sec. 7.09(b)(iii)        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                Bankruptcy by Group
                                Group                 Number of         Principal Balance      Percentage
                                Number                Loans

                                      1                        117       6,375,553.96                2.61%
                                      2                         55       5,630,336.44                0.78%
                                Bankruptcy Totals
                                Number of                Principal               Percentage
                                Loans                    Balance

                                          172            12,005,890.40                  1.25%


Sec. 7.09(b)(iii)        Balloon Loans
                         Number of Balloon Loans                                                             313.00
                         Balance of Balloon Loans                                                            15,648,484.03

Sec. 7.09(b)(iv)         Number and Aggregate Principal Amounts of REO Loans
                                REO by Group
                                Group             Number of           Principal Balance             Percentage
                                Number            Loans

                                      1                      0                 0.00                       0.00%
                                      2                      0                 0.00                       0.00%
                                REO Totals
                                Number of         Principal                Percentage
                                Loans             Balance

                                           0              0.00                    0.00%

Sec. 7.09(b)(v)          Book Value of REO Loans
                         Group I                                                                                 0.00
                         Group II                                                                                0.00

Sec. 7.09(b)(vi)         Realized Losses
                         Group I:
                         Monthly Realized Losses                                                                 0.00
                         Cumulative Realized Losses                                                              0.00
                         Group II:
                         Monthly Realized Losses                                                                 0.00
                         Cumulative Realized Losses                                                              0.00

Sec. 7.09(b)(vii)        Net Liquidation Proceeds
                         Group I                                                                                 0.00
                         Group II                                                                                0.00


Sec. 7.09(b)(ix)         Cumulative Loss Percentage                                                              0.00%
                         Cumulative Realized Losses Since Cut-Off Date                                           0.00
                         Aggregate Loan Balance as of the Cut-Off Date                                           1,000,000,000.00

Sec. 7.09(b)(x)          Has a Trigger Event Occurred?                                                           NO

                         1-Month LIBOR for Current Distribution Date                                             4.19125%


Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.